CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this filing of
Careertek Acquisition, Inc., of our independent auditor's report on the financial statements of CareerTek.org, Inc. for the year ended July 31, 2000, appearing in Careertek Acquisition, Inc.'s Registration Statement on Form S-4
Amendment No.1.

                                             /s/ Dohan and Company, CPA's

Miami, Florida
March 13, 2001, 2001

7700 NORTH KENDALL DRIVE, 204
MIAMI, FLORIDA
33156-7578
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